U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2011
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 26, 2011, Celanese Corporation (the “Company”) issued a press release reporting the financial results for its first quarter 2011. A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.
Item 7.01 Regulation FD Disclosure
     On April 26, 2011, David N. Weidman, Chairman and Chief Executive Officer of the Company, and Steven M. Sterin, Senior Vice President and Chief Financial Officer of the Company, will make a presentation to investors and analysts via a webcast hosted by the Company at 10:00 a.m. ET (9:00 a.m. CT). The webcast and slide presentation may be accessed on our website at www.celanese.com under Investor/Presentations & Webcasts. A copy of the slide presentation posted for the webcast is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Descriptions

99.1	Press Release dated April 26, 2011*

99.2	Slide Presentation dated April 26, 2011*
*In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: April 26, 2011

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated April 26, 2011*

99.2	Slide Presentation dated April 26, 2011*
* In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.